EXHIBIT 10.14

                 NETSOL TECHNOLOGIES, INC., A NEVADA CORPORATION
                          PROMISSORY NOTE (THE, "NOTE")


$250,000                                                            May 24, 2005

      FOR VALUE RECEIVED, the undersigned, NETSOL TECHNOLOGIES, INC., a Nevada corporation (the "Company"), on the date of the issuance of the Note (the "Issue Date")hereby promises to pay to the order of Maxim Group LLC, or its assignees (the "Holder"), the principal sum of Two Hundred Fifty Thousand Dollars
($250,000). Payment of all cash amounts due hereunder shall be made via wire transfer in accordance with the wire instructions as provided by the Holder to the Company. The $250,000 shall be payable under the following terms:

      1. One Hundred Thousand Dollars ($100,000) of the principal shall be due to the Holder (i) in the name of Maxim Partners LLC, (ii) in lawful money of the United States of America, (iii) in the lesser of 10 days from the closing of the Initial Public Offering of the Company's Pakistani subsidiary, (insert name of subsidiary) on the Karachi Stock Exchange or 60 days from the Issue Date. If the $100,000 is not paid within 60 days of the Issue Date, interest shall accrue beginning at 12% and increasing by 1.5% for each month thereafter to a maximum of 18%. In lieu of the $100,000 cash payment, at any time, the Company may issue the Holder, the value of $120,000 (plus the amount of interest accrued), in the form of common stock of the Company at a price of $1.87 per share (the "Replacement Shares").

      2. One Hundred Fifty Thousand Dollars ($150,000) of the principal shall be due to the Holder, in the form of delivery of Eighty Thousand Two Hundred Fourteen (80,214) shares of common stock of the Company (the "Shares"), within 10 days from the Issue Date. In lieu of the Shares, at any time, the Company may pay Maxim, cash equal to either the greater of (i) $150,000 or (ii) the market value of the common stock of the Company and any Additional Shares (as defined in 3(b)). The market value shall be defined as the 10 day volume weighted average price of the Company's common stock.

      In accepting the Shares as partial payment of the principal due hereunder, Holder recognizes the following:

            (a) That the purchase of the Shares involves a high degree of risk including, but not limited to, the following: (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company; (ii) the Holder may not be able to liquidate its investment; (iii) transferability of the Shares is extremely limited; (iv) in the event of a disposition of the Shares, the Holder could sustain the loss of its entire investment and (v) the Company has not paid any dividends on its Shares since inception and does not anticipate the payment of dividends in the foreseeable future.

            (b) Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and that Holder is able to bear the economic risk of an investment in the Company.

            (c) Holder hereby acknowledges and represents that (i) it has prior investment experience, including investment in securities which are non-listed, unregistered and/or not traded on the Nasdaq National or SmallCap Market, a national stock exchange nor on the National Association of Securities Dealers, Inc. (the "NASD") automated quotation system for actively traded stocks ("Nasdaq"); (ii) Holder recognizes the highly speculative nature of this investment; and (iii) Holder is able to bear the economic risk which the Subscriber hereby assumes.

            (d) Holder hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the "SEC" or the "Commission") or any state securities regulatory authority or other governmental body or agency, since the issuance is intended to be exempt from the registration requirements of Section 5 of the Act. Holder shall not sell or otherwise transfer the Shares unless such transfer is registered under the Act or unless an exemption from such registration is available. Holder understands that if required by the laws or regulations of any applicable jurisdictions, the issuance contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom.

            (e) Holder understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon Holder's investment intention. In this connection, Holder hereby represents that Holder is purchasing the Shares for Holder's own account for investment purposes only and not with a view toward the resale or distribution to others and has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Shares to any other person. Holder also represents that it was not formed for the purpose of purchasing the Shares.

            (f) Holder understands that although there currently is a public market for the Company's Common Stock, Rule 144 promulgated under the Act ("Rule 144") requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act.

            (g) Holder consents to the placement of a legend on the certificate evidencing the Shares substantially as set forth below, that such Shares have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. Holder is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Shares.

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

      3. The Company agrees to the grant of registration rights to Holder as follows:

            (a) Subject to the terms herein, the Company will grant the Holder unlimited piggy-back registration rights for the Shares for a period extending from the Issue Date until the one year anniversary of the Note.

            (b) The Company shall use its best efforts to register the Shares and, if issued, the Replacement Shares (collectively, the "Registerable Shares"), with the SEC within 120 days of the Issue Date. If the Registerable Shares are not registered within 120 days of the Issue Date, the Company shall deliver to the Holder $3,000 worth of additional shares of common stock of the Company with a per share price of the lesser of $1.87 or the 5 day volume weighted average price of the Company's common stock. For each month following the 120 days after the Issue Date that the Registerable Shares are not registered with the SEC, the Company shall increase the shares of common stock per month by an additional $3,000 worth of shares for each month thereafter, to a maximum of 14,436 shares per month (collectively, the "Additional Shares"). All Additional Shares shall be added to the registration statement and also have unlimited piggy-back registration rights. The Company shall: (i) file a registration statement on the appropriate form (the "Registration Statement") to allow the resale of the Registerable Shares with the SEC; and, (ii) cause such Registration Statement to remain effective (the "Registration Period") until such date as the holders of the Registrable Securities have completed the distribution described in the Registration Statement. To the extent permissible, such Registration Statement also shall cover, to the extent allowable under the Act and the rules promulgated thereunder (including Rule 416 under the Act), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

            (c) All registration expenses incurred in connection with any registration, qualification, exemption or compliance shall be borne by the Company. All selling expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders.

            (d) In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this note, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

                  (i) use its best efforts to keep such registration, and any qualification, exemption or compliance under state or federal securities laws which the Company determines to obtain, continuously effective until the termination of the Registration Period; and

                  (ii)  advise the Holders as soon as practicable:

                        (1) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                        (2) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                        (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                        (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                        (5) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

                  (iii) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

                  (iv) furnish to Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the Commission;

                  (v)   during  the  Registration  Period,  deliver  to  Holder,
without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by the selling Holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto. In addition, upon the reasonable request of the Holder and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Holder or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities, and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Act, including the reasonable production of information at the Company's headquarters;

                  (vi) prior to any public offering of Registrable Securities pursuant to any registration statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

                  (vii) cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least five (5) business days prior to sales of Registrable Securities pursuant to such Registration Statement;

                  (viii) upon the occurrence of any event contemplated above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter promptly delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (ix) use its best efforts to comply with all applicable rules and regulations of the Commission, and use its best efforts to make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration
Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act.

            (e) Holder shall have no right to take any action to restrain, enjoin or otherwise delay any registration as a result of any controversy that may arise with respect to the interpretation or implementation of this note.

            (f)   (i)  To  the  extent  permitted  by  law,  the  Company  shall indemnify the Holder, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened , arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse Holder for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided, further, that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities.

                  (ii) Maxim, who is entitled to such indemnification (the "Indemnified Party") shall give notice to the Company (the "Indemnifying Party") promptly after the Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at the Indemnifying Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim affected without its written consent (which consent will not be unreasonably withheld).

                  (iv) If the indemnification provided for is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities pursuant to this paragraph in excess of the net proceeds received by such Holder in the Offering, except in the event of fraud by such Holder.

            (g) (i) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holder, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated until its receipt of copies of the supplemented or amended prospectus from the Company, such prospectus to be forwarded promptly to the Subscriber by the Company, and, if so directed by the Company, Holder shall deliver to the Company all copies, other than permanent file copies then in Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  (ii) Holder shall suspend, upon request of the Company, any disposition of the Shares, Replacement Shares, and Additional Shares, during (i) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities.

                  (iii) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing or as shall be required in connection with any registration, qualification or compliance.

                  (iv) Holder hereby covenants with the Company not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied.

                  (v) Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

                  (vi) Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

            (h) With a view to making available to the Holder the benefits of certain rules and regulations of the Commission which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts to:

                  (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

                  (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

                  (iii) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

            (i) The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Note may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Note, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

            (j) The Company shall use best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed.

Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notice shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. The address of the Company is 23901 Calabasas Road Suite 2072, Calabasas, California 91302, United States of America and the Company shall give written notice of any change of address to the Holder. Notice to the Holder should be provided as follows:

Frank Argenziano                   James E. Siegel, Asst. General Counsel
Maxim Group LLC                    Maxim Group LLC
405 Lexington Avenue               405 Lexington Avenue
New York, NY  10174                New York, NY 10174

      4. In the event that it shall become necessary for the Holder to employ counsel to enforce the terms of the Note, the Company agrees to pay the Holder reasonable attorney's fees for the services of such counsel, whether or not legal proceedings are institutional, and all disbursements reasonably in connection therewith.

      5. This Note shall be construed in accordance with and governed by the laws of New York. Furthermore, in the event that a proceeding is initiated to enforce the terms of the Note, both parties agree that the appropriate venue is New York, New York. No party shall make an objection based upon lack of personal jurisdiction or the convenience of the forum.

      6.    This Note may not be changed or terminated orally.


IN WITNESS WHEREOF, the Company has signed and sealed this Note and delivered it in the State of California as of March 24, 2005.

                                            COMPANY:

                                            NETSOL TECHNOLOGIES, INC.
                                            a Nevada corporation


                                            /s/ Najeeb Ghauri
                                            ------------------------------------
                                            By: Najeeb Ghauri, Chairman


ACKNOWLEDGED AND AGREED:


MAXIM GROUP LLC

By: /s/ Anthony J Sarkis
  ------------------------------
  Anthony J Sarkis
  Director of Investment Banking